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                                                                   EXHIBIT 10.19

                               EXCHANGE AGREEMENT
                                  BY AND AMONG
                 E. PATRICK MANUEL, B. DAL MILLER AND TEAM, INC.
                               DATED JULY 5, 2001


         This agreement (the "Exchange Agreement") is entered into by and among
E. Patrick Manuel ("Manuel"), B. Dal Miller ("Miller") and Team, Inc., ("Team") to be effective as of July 5, 2001 (the "Effective Date"); Team, Manuel and Miller are sometimes collectively referred to herein as the "Parties";

         WHEREAS, Manuel, Miller and Team entered into a Stock Purchase Agreement dated as of April 9, 1999 (the "Purchase Agreement") and pursuant thereto Team purchased all of the issued and outstanding shares of the capital stock of X-Ray Inspection, Inc., (the "X-Ray Stock") from Manuel and Miller and has paid the full amount of the purchase price due there under through the Effective Date; and,

         WHEREAS, Section 2.2.4 of the Purchase Agreement provides among other things for the contingent payments of certain additional amounts ("Earn-Out") as the Purchase Price for the X-Ray Shares if the conditions provided therein are satisfied; and,

         WHEREAS, Manuel and Team have agreed that Manuel's entitlement to receive additional payments of purchase price for the X-Ray Stock will be canceled and that he will be nominated by the Board of Directors of Team (the "Team Board") for election to the Team Board at the 2001 annual meeting of the Team Shareholders; and,

         WHEREAS, the Team Board has unanimously adopted a resolution nominating Manuel for election to the Team Board at the 2001 annual shareholders' meeting; and,

         WHEREAS, Miller and Team have agreed that Miller 's entitlement to receive additional payments of purchase price for the X-Ray Shares will be canceled in exchange for the grant by Team of the Option to purchase 100,000 shares of Team common stock with par value of $0.30 per share pursuant the terms and conditions contained in the copy of the agreement (the "Option Agreement") attached hereto as Exhibit A; and,

         WHEREAS, Miller and Team have executed this Exchange Agreement simultaneously with their execution of the Option Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties agree as follows:


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         1. Termination of Entitlement to Receive Additional Payments under
Purchase Agreement. For and in exchange for the consideration described in the above Recitals, Manuel and Miller hereby relinquish any and all rights and entitlements that either of them have or may have to receive Earn Out payments pursuant to the Purchase Agreement. Without limiting the foregoing, the Purchase Agreement is hereby amended as of the Effective Date to eliminate therefrom in the entirety all of the provisions of Section 2.2.4 and Sections 2.2.4.1 through
2.2.4.8 inclusive.

         2. Representations, Warranties and Covenants of Manuel. Manuel hereby represents, warrants and covenants as follows:

         (A) As of the Effective Date, Manuel has not heretofore transferred, assigned or pledged his interest in the Purchase Agreement or his right to receive any additional payments thereunder and he is the beneficial owner of any and all rights to receive additional payments for the X Ray Shares sold by him to Team pursuant to the Purchase Agreement and no other party (other than B. Dal Miller) has any ownership interest in, lien or claim against or right to receive any such payment whether presently due or that could hereafter arise under the terms of the Purchase Agreement;

         (B) Manuel has the complete and total authority to enter into this Amendment without the necessity of obtaining the consent of any other person;

         (C) Manuel will not hereafter make any claim against Team for any Earn Out payments pursuant to the Purchase Agreement or for any additional consideration for the X Ray Shares that Team purchased from him, excluding Manuel's right under the Purchase Agreement (i) to receive Deferred Payments and
(ii) to assert indemnity claims and receive payments therefor.

         (D) Manuel is familiar with the financial affairs, operations and business prospects of the Company and of its Mechanical Inspection Services Segment and has been provided with detailed financial data and other materials pertaining to the Company and its Mechanical Inspection Services Segment including all information he has requested. Manuel has been afforded the opportunity to discuss the Company's business prospects with senior officials of the Company and is satisfied that he has been provided with all information that is necessary for him to make an informed decision with respect to entering into this Exchange Agreement.

         3. Representations, Warranties and Covenants of Miller. Miller hereby represents, warrants and covenants as follows:

         (A) As of the Effective Date, Miller has not heretofore transferred, assigned or pledged his interest in the Purchase Agreement or his right to receive any additional payments thereunder and he is the beneficial owner of any and all rights to receive any additional payments for the X Ray Shares sold by him to Team pursuant to the Purchase Agreement and no other party (other than E. Patrick Manuel) has any ownership interest in, lien or claim against or right to receive any such payment whether presently due or that could hereafter arise under the terms of the Purchase Agreement;


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         (B) Miller has the complete and total authority to enter into this
Amendment without the necessity of obtaining the consent of any other person;

         (C) Miller will not hereafter make any claim against Team for any Earn Out payments pursuant to the Purchase Agreement or for any additional consideration for the X Ray Shares that Team purchased from him, excluding Miller's right under the Purchase Agreement (i) to receive Deferred Payments and
(ii) to assert indemnity claims and receive payments therefor.

         (D) Miller is familiar with the financial affairs, operations and business prospects of the Company and of its Mechanical Inspection Services Segment and has been provided with detailed financial data and other materials pertaining to the Company and its Mechanical Inspection Services Segment including all information he has requested. Miller has been afforded the opportunity to discuss the Company's business prospects with senior officials of the Company and is satisfied that he has been provided with all information that is necessary for him to make an informed decision with respect to entering into this Exchange Agreement.

         4. Representations, Warranties and Covenants of Team. Team hereby represents, warrants and covenants with Manuel and Miller as follows:

         (A) Team is fully authorized to enter into this Amendment and that it is binding upon and enforceable against Team in accordance with its terms.

         (B) The Option Agreement has been duly authorized and executed on behalf of Team and is binding upon and enforceable against Team in accordance with its terms.

         (C) Attached hereto as Exhibit B is a true copy of resolutions adopted by the Team Board as of the Effective Date.

         (D) This Exchange Agreement shall not affect Manuel's and Miller's right to receive Deferred Payments pursuant to the terms and conditions of the Purchase Agreement and/or their right to assert indemnity claims under the Purchase Agreement and receive, if entitled, to payments for such claims.

         5. Survival of Representations, Warranties and Covenants. The Representations, Warranties and Covenants contained herein shall survive the execution of this Exchange Agreement and the completion of the transactions covered thereby.

         6. Amendment to Purchase Agreement - Incorporation By Reference. The Purchase Agreement as amended by this Exchange Agreement is hereby reaffirmed and shall continue in full force and effect and, as amended, is hereby incorporated herein for all purposes.


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         7. Reliance Upon Own Professional Advisors. Each of the Parties has
been represented by and has relied upon his/its own separate legal counsel, accountants and other advisors in connection with all matters pertaining to this Exchange Agreement. Each Party acknowledges that no representations or warranties have been made with respect to the tax consequences of the transactions covered by this Exchange Agreement and that each Party shall be responsible for determining and satisfying his/its own tax liability with respect to the matters covered by this Exchange Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Exchange Agreement on the date set forth below to be effective as of July 5, 2001.



                                           /s/ E. PATRICK MANUEL
                                           -------------------------------------
                                           E. Patrick Manuel



                                           /s/ B.DAL.MILLER
                                           -------------------------------------
                                           B. Dal Miller

                                           Team, Inc.



                                           By: /s/ PHILIP J. HAWK
                                           -------------------------------------
                                           Philip J. Hawk, Chairman and CEO


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